UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 18, 2023

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or Jurisdiction of	(I.R.S. Employer Identification No.)
Incorporation or Organization)

  5444 Westheimer Road
  Suite 1650
  Houston, Texas 77056
(Address of Principal Executive Offices)

(832) 467-1420
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 3.03 Material Modification to Rights of Security Holders.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Special Meeting of Shareholders for Orbital Infrastructure Group, Inc. (“The Company”) on April 18, 2023, the Company’s shareholders: approved Proposal 1, an amendment to our Certificate of Formation to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio ranging from any whole number between 10-for-1 and 40-for-1, subject to and as determined by the Board of Directors. The board of directors ratified an amendment to our Certificate of Formation approved by our shareholders and resolved that pursuant to the proposal approved by the shareholders of the Company on April 18, 2023, effective April 21, 2023, the Certificate of Formation shall be amended to effect a reverse stock split of our outstanding Common Stock at a reverse stock split ratio of one share for forty shares (40:1) by adding the following paragraph 3 (Common Stock) to Article IV (Capital) referring to the number of shares with par value the following text:
“3.         Reverse Stock Split. Each 40 shares of Common Stock issued and outstanding on the effective date of April 21, 2023, shall automatically and with no further action be combined and changed into one validly issued, fully paid and non-assessable share of Common Stock, without any further action by the holder thereof, subject to the treatment of fractional interests as described below (the “Reverse Stock Split”). Shareholders who otherwise would be entitled to receive fractional share interests of Common Stock in connection with the Reverse Stock Split (the “Fractional Shareholders”), shall have their fractional interest be rounded up to the nearest whole number of shares (the “Rounded Up Shares”). Each certificate that immediately prior to the Reverse Stock Split represented shares of Common Stock (“Old Certificates”) shall thereafter represent the number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above. The determination as to whether the Rounded Up Shares are issuable shall be based on the total number of shares of Common Stock that are being exchanged that are held by such Fractional Shareholder, not upon each share of Common Stock being exchanged.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 18th day of April 2023.

Orbital Infrastructure Group, Inc.
(Registrant)

By: /s/ Willian J. Clough
William J. Clough
Executive Chairman and CLO